UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

BOL BANCSHARES, INC.
_____________________________________
 (Name of Registrant as Specified in Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BOL BANCSHARES, INC.
300 St. Charles Avenue
New Orleans, Louisiana 70130

March 10, 2003


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 8, 2003


	You are hereby notified that the Annual Meeting of Shareholders of BOL BANCSHARES, INC. (the "Company") will be held at 300 St. Charles Avenue, 4th Floor, New Orleans, Louisiana, on Tuesday April 8, 2003 at 3:30 p.m. for the following purposes:

1.   To elect 7 directors to the Board of Directors.

2.	Ratification of the selection of Laporte, Sehrt, Romig and Hand, as independent auditors of the Company.

3.	To transact such other business as may properly come before the Annual
Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.


Only holders of Common Stock of record at the close of business on February 22, 2003 are entitled to notice of, and to vote at, the Annual Meeting.




						BY ORDER OF THE BOARD OF DIRECTORS

								Douglas A. Schonacher
								Secretary

BOL BANCSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
APRIL 8, 2003


GENERAL INFORMATION


	This Proxy Statement is furnished to the holders of common stock,  $1.00 par value per share ("Common Stock"), of BOL BANCSHARES. INC. ("BOL BANCSHARES")
in connection with the solicitation of proxies by the Board of Directors (the
"Board") of BOL BANCSHARES to be used at the Annual Meeting of Shareholders
(the "Annual Meeting"). The Meeting will be held on April 8, 2003 at 3:30 p.m.
at 300 St. Charles Avenue, New Orleans, Louisiana.
The approximate mailing date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of BOL
BANCSHARES' soliciting materials) are being mailed is March 10, 2003.  The cost of soliciting proxies will be borne by BOL BANCSHARES.
The proxy solicited hereby, if properly signed and returned to BOL
BANCSHARES and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein.  Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with either G. Harrison Scott or James A. Comiskey, BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans,
Louisiana 70130; (ii) appearing at the Annual Meeting and giving notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting or at any adjournment thereof and will not be used for any other meeting.
Only shareholders of Common Stock of record at the close of business on
February 22, 2003 (the "Record Date") will be entitled to vote at the Annual
Meeting.  On the Record Date, there were 179,145 shares of Common Stock issued and outstanding and approximately 633 shareholders.  Each share of Common
Stock is entitled to one vote at the Annual Meeting.
Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees described in this Proxy Statement.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.


PROPOSAL ONE

ELECTION OF DIRECTORS

There are currently 7 directors serving on the Board, and 7 directors are to be elected at the Annual Meeting to serve for the year 2003 expiring on the second Tuesday of April, 2004 or until the successors are duly elected and qualified for the transaction of any business.
In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next annual meeting.


	THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

EXECUTIVE OFFICERS & PRINCIPAL SHAREHOLDERS


	The following table lists the 7 nominees for director and the age of each, position held, the number of shares of Common and Preferred stock of the Company, the percent thereof beneficially owned by each nominee as of the close of business December 31, 2002 and the principal occupation for the last five years.

         											Principal
					                                    Occupation for
                                       Company Stock Beneficially Owned                 Last Five Years
         	Common	Preferred           If not with the
Name (Age)	Position Held	Number	Percent	Number	Percent	Company
G. Harrison Scott	Director;	60,501 	33.77%	      (1)	127,368 	5.69%	None
(79)	Chairman of the
	Board of the
	Company and the Bank

James A. Comiskey	Director;	35,467 	19.80%	      (2)	94,706 	4.23%	None
(76)	President of the
	Company and the Bank

Douglas A. Schonacher	Director of the	2,740 	1.53%	      (3)	18,537    (*) President,
(72)	Company and the Bank				   V.I.P.
 	and Secretary of the				 Dist.Company

Gordon A. Burgess	Director of the	1,015 	(*)		36,164 1.61%  President,
(69)	Company and the Bank				   Tangipahoa
			          Parish Council

Lionel J. Favret, Sr.	Director of the	571 	(*)		31,656 1.41%     Retired
(91)	Company and the Bank

Leland L. Landry	Director of the	3,800 	2.12%		2,387 (*)    President,
(76)	Company and the Bank				Landry Realty


Shannon Scott Chouest	Director of the	1,562 	(*)		-      - Exec. Assistant
(33)	Company and the Bank				Sales
					          Edison Chouest
 	 	 	 	 	  	Offshore


  				                  Principal
					       Occupation for
	Company Stock Beneficially Owned                           Last Five Years
		Common		Preferred    If not with the
Name (Age)	Position Held	Number	Percent	Number  Percent	Company
Non-Director Executive Officers

Peggy L. Schaefer	Treasurer of	125 	(*)		2,772 (*)	None
(51)	the Company and Senior
	Vice President, and Chief
	Financial Officer of the Bank

All Directors & Executive Officers	105,781 	59.05%		313,590 	14.00%
as a group (8 persons)

          (*) Represents less than 1% of the shares outstanding.

(1)	Includes 3,646 common shares owned by Scott Family Limited Liability
Partnership, L.L.P.
(2)	Includes 47 common shares and 2,661 preferred shares owned by Director
Comiskey's spouse.
(3)	Includes 2,525 common shares and 9,213 preferred shares owned by Director
Schonacher's spouse.

	Directors of the Company each serve for a term of one year.

	Messrs. Scott, Comiskey, and Favret have served as directors since 1981.
Messrs. Burgess, Landry, and Schonacher have served as directors since 1988.
Mr. Scott has served as Chairman of the Board of the Company since 1981.  Mr.
Schonacher has served in his capacity as Secretary of the Company since 2002.
Ms. Schaefer has served in her capacity as Treasurer of the Company since 1988 and as a Bank officer since 1983.  Mrs. Shannon Scott Chouest has served as director since January 2, 2002.
	No family relationships exist among the executive officers of the Company or the Bank.  There is one family relationship that exists among the current directors, that of Mr. G. Harrison Scott and Mrs. Shannon Scott Chouest.
Except for service as directors of the Company, no director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section
15(b) of that act or any company registered as an investment company under the
Investment Company Act of 1940.

The Company does not have standing nominating, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	The Company pays no salaries or other compensation to its directors and executive officers.  The Bank pays each director, other than Messrs. Scott and
Comiskey, an honorarium for attending each meeting of the Board of Directors, and each meeting of the Bank's Audit and Finance Committee and Executive
Committee, in the amount of $400, $300, and $300, respectively.
	From October 1, 1990, through June 30, 1992, the director-recipients loaned these honorariums to the Company.  The total amount loaned to the

Company since October 1, 1990, and as of December 31, 2002, was $833,754, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.

The following table sets forth compensation for the Bank's executive officers for the calendar years 2002, 2001, and 2000:

 	 	 Annual Compensation	 	      Long Term Compensation
 	 	 	 	 	Awards	 	Payouts
 	 	 	 	Other Annual	Restricted Stock	Options/	LTIP	All
Other
Name and Principal	Year	Salary	Bonus	Compensation	Award (s)	SARs	Payouts
	Compensation
Position	 	($)	($)	($)	($)	(#)	($)	($)
G. Harrison Scott,	2002	89,800 	0	41,000 	0	0	0	19,494
Chairman of the	2001	89,800 	0	41,000 	0	0	0	19,494
Board	2000	89,800 	0	41,000 	0	0	0	19,494

James A. Comiskey,	2002	89,800 	0	41,000 	0	0	0	19,000
President	2001	89,800 	0	41,000 	0	0	0	19,000
 	2000	89,800 	0	41,000 	0	0	0	19,000

	In addition to the cash compensation shown in the foregoing table, the Bank provides an automobile and certain club memberships for Messrs. Scott and
Comiskey.  The Bank also provides life insurance policies for Messrs. Scott and Comiskey.  Upon the death of the insured, the Company is entitled to receive, from the death proceeds, all of the premiums it has paid for such policy, but in no event more than $150,000 per man, with the remaining death benefit being paid to the named beneficiary.  The Bank has also provided
Messrs. Scott and Comiskey with life insurance policies in which each is
entitled to name their own respective beneficiaries.   The cost of these
benefits borne by the Bank in 2002 were $19,494 for Mr. Scott's policy and
$19,000 for Mr. Comiskey's policy as reflected in the "All Other Compensation"
column in the foregoing table.


COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

During fiscal year 2002, the Board of Directors of the Company held a total of 7 meetings, and the Board of Directors of the Bank held a total of 12 meetings.  Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served.  Neither the Board of Directors of the Company nor the Bank
has a standing compensation committee or committee performing similar functions.  In lieu thereof, the Board of Directors as a group performs the foregoing function.
	The Board of Directors of the Bank does have an Audit and Finance Committee consisting of Messrs. Schonacher (chairman), Landry, and Burgess and two rotating members selected from Mr. Favret and Mrs. Chouest.
By its charter, this committee meets monthly on the first Tuesday of the month.  The Audit and Finance Committee reviews information from management;
reviews financial and delinquency reports; reviews the work performed by the
Bank's internal auditor and by the independent certified public accountant firm.  In addition this committee also reviews capital expenditures in excess of $5,000; analyzes the Loan Loss Reserve adequacy; and approves charge offs.
The Audit and Finance Committee met 12 times in 2002.

The Audit and Finance Committee discloses	 the following:
1.	They have reviewed and discussed the audited financial statements with management, and with the independent auditors.
2.	They have received a letter and written disclosure from the
independent auditors, and have discussed the independence of the auditors.
3.	They have recommended to the Board of Directors that the financial statements prepared by the independent auditors be included in the Annual Report.

The Bank also has an Executive Committee consisting of four permanent members and three rotating members. The permanent members of the Executive Committee in 2002 were Messrs. Scott (chairman), Comiskey, Favret, and Burgess, and the rotating members were selected from Messrs. Landry, Schonacher, and Mrs. Chouest. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 29 times in 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	As of December 31, 2002, the following persons were known to be the beneficial owners of more than 5% of the Company's stock.



Title Of Class	Name & Address Of	Amount and Nature of		Percent
 	   Beneficial Owner	    Beneficial Owner	 	Of Class

Common	G. Harrison Scott	60,501 	(1)	33.77%
Preferred	55481 Hwy.433	127,368 		5.69%
	Slidell, LA  70461

Common	James A. Comiskey	35,467 	(2)	19.80%
Preferred	1100 City Park Ave.	94,706 		4.23%
	New Orleans, LA 70119

Common	Edward J. Soniat	10,381 		5.79%
Preferred	49 Oriole Street	257,326 		11.49%
 	New Orleans, LA 70124

(1)	Includes 3,646 common shares owned by Scott Family Limited Liability
Partnership, L.L.P.
(2)	Includes 47 common shares and 2,661 preferred shares owned by Director
Comiskey's spouse.


CERTAIN TRANSACTIONS

	The Bank makes loans in the ordinary course of business to its directors and executive officers, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.
	The aggregate amount borrowed by all officers, directors, and their associates totaled $384,000 at December 31, 2002 and the highest aggregate amount borrowed during the year totaled $1,094,000.  These aggregate amounts represented 4.72% and 13.44% of the total capital of the Bank, respectively.

On September 30, 1991, the Company purchased a four-story building located at 300 St. Charles Avenue from the RTC for a price of $402,500.  The building serves as the Bank's main office.  The purchase was financed by a loan from former director Mr. Soniat to the Company, which in turn sold the building to the Bank.  As of December 31, 2002, there was a balance of $45,648 in principal and accrued but unpaid interest on the loan, which bears interest at the rate of 13.50% per annum.  The loan matured on September 30, 1996, however, Mr. Soniat agreed to renew this loan at the same interest rate and repayment schedule, on a month-to-month basis, which unless changed, would fully amortize such loan on September 30, 2006.
	The Bank leases office space from Severn South Partnership and Tammany Mall
Partnership.  The general partners of these Partnerships are majority shareholders in BOL BANCSHARES, INC.  Rent paid to Severn South Partnership for the years ended December 31, 2002, 2001 and 2000 totaled $465,633,
$478,080, and $478,970 respectively.  An annual rent of $74,400 was paid to
Tammany Mall Partnership for the years ended December 31, 2002, 2001 and 2000.


PROPOSAL TWO

APPROVAL OF THE INDEPENDENT AUDITORS

	Approval of LaPorte, Sehrt, Romig and Hand, as independent auditors of the Company and the Bank for the year 2003 ending on the second Tuesday of April, 2004, will be sought at the annual meeting of shareholders and the proxy of the shareholders for such approval is sought. They acted as independent auditors of the Company and the Bank for the preceding year.
	A representative from LaPorte, Sehrt, Romig and Hand is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions from shareholders.

AUDIT FEES

	The aggregate amount of fees billed by LaPorte, Sehrt, Romig and Hand for its audit of the Company's annual financial statements for 2002 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2002 was $62,511.

Financial Information Systems Design and Implementation

	The Company did not engage or pay any fees to LaPorte, Sehrt, Romig & Hand with respect to the provision of financial information systems design and implementation services during 2002.

All Other Fees

	The aggregate amount of fees billed by LaPorte, Sehrt, Romig & Hand for all other services rendered to the Company during 2002 was $12,248.  The majority of these services consisted of preparing federal and state income tax returns and other tax-related services.

PROPOSAL THREE

OTHER MATTERS

	The Board of Directors knows of no other matters likely to be brought before the Annual Meeting other than electing the members of the Board of Directors, approval of the auditors of the Company and the Bank and procedural matters incident to the conduct of the Annual Meeting.

STOCKHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the next annual meeting of shareholders must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 8, 2003.


FORM 10-KSB

	A copy of the Company's Annual Report filed with the Securities and Exchange
Commission will be furnished without charge by contacting BOL BANCSHARES, INC.
300 St. Charles Avenue, New Orleans, LA 70130; Attention Accounting Department.
(504-889-9465)

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
Of
BOL BANCSHARES, INC.
300 St. Charles Avenue, New Orleans, LA 70130

	Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles
Avenue, New Orleans, LA. on Tuesday, April 8, 2003 at 3:30 p.m. for (1.) the
election of Directors to serve for the ensuing year, (2.) to approve Laporte,
Sehrt, Romig and Hand as independent auditors, and (3.) to transact such other business as may properly come before the meeting.
	Please sign and return the Proxy Statement on the reverse hereof whether or not you plan to attend the meeting.  Should you actually attend, you may withdraw the Proxy and vote in person.
	This Proxy is being solicited in behalf of the Board of Directors and the cost thereof is to be paid by the Corporation.

						    Peggy L. Schaefer
						    Peggy L. Schaefer
						    Treasurer
						    March 10, 2003
(Continued and to be signed on the other side)

PROXY	   PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL BANCSHARES, INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott and James A. Comiskey, or either of them, as my agent and attorney-in-fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday, April 8, 2003 at 3:30 p.m. or any adjournment thereof and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof.

1.	The election of seven (7) Directors as set forth below,

For All Nominees Listed Below [ ]  Withhold Authority [ ] Abstain [ ]

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

NOMINEES FOR DIRECTOR: G. Harrison Scott, James A. Comiskey, Douglas A. Schonacher, Gordon A. Burgess, Lionel J. Favret, Sr., Leland L. Landry, and Shannon Scott Chouest.

2.	The approval of a Laporte, Sehrt, Romig and Hand as independent auditors of
   BOL Bancshares.

       FOR [ ]     Against [ ]     Abstain [ ]

3.	Any other matters which may properly come before said meeting.

 	 						__________________________
							Signature

							__________  ________________
							Date		Number of Shares